Exhibit 10.4

FORM OF

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of [●], 2026, by and among:

(i)	Wellgevity 360, Inc., a Nevada corporation formerly known as Westin Acquisition Corp. (“PubCo”);
(ii)	Westin Investment Co. Ltd., a Cayman Islands exempted company (the “Sponsor”);
(iii)	the Persons listed on Schedule I hereto (other than the Sponsor) that hold Registrable Securities immediately following the Closing as a result of their ownership of Parent Class B Ordinary Shares or other securities covered by the Prior Registration Rights Agreement (each such Person, together with the Sponsor, a “SPAC Holder” and, collectively, the “SPAC Holders”); and
(iv)	the stockholders of First Choice Healthcare Solutions, Inc. mutually agreed by Parent and the Company and listed on Schedule II hereto that receive shares of PubCo Common Stock pursuant to the Business Combination Agreement (each, a “Company Holder” and, collectively, the “Company Holders”).

Each SPAC Holder and Company Holder, together with any Person that hereafter becomes a party to this Agreement in accordance with Section 6.3, is referred to herein as a “Holder” and, collectively, as the “Holders.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement.

RECITALS

WHEREAS, Westin Acquisition Corp., the Sponsor and certain other investors entered into that certain Registration Rights Agreement, dated as of November 3, 2025 (as amended, supplemented or otherwise modified prior to the date hereof, the “Prior Registration Rights Agreement”);

WHEREAS, Westin Acquisition Corp., First Choice Healthcare Solutions, Inc., a Delaware corporation (the “Company”), and First Choice Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Westin Acquisition Corp. (“Merger Sub”), entered into that certain Business Combination Agreement, dated as of July 22, 2026 (as amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, prior to the Closing, Westin Acquisition Corp. will de-register as an exempted company incorporated under the laws of the Cayman Islands and transfer by way of continuation out of the Cayman Islands and into the State of Nevada, domesticate as a Nevada corporation and be renamed “Wellgevity 360, Inc.” (the “Domestication”);

WHEREAS, immediately following the Domestication, Merger Sub will merge with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of PubCo;

WHEREAS, in connection with the consummation of the Transactions, the Company Holders will receive shares of PubCo Common Stock pursuant to the Business Combination Agreement;

WHEREAS, the Sponsor and the other SPAC Holders that are parties to the Prior Registration Rights Agreement hold a majority of the “Registrable Securities” thereunder and, together with PubCo, desire to amend and restate the Prior Registration Rights Agreement in its entirety and accept the rights created pursuant to this Agreement in lieu of the rights granted under the Prior Registration Rights Agreement; and

WHEREAS, PubCo and the Company Holders desire to enter into this Agreement, pursuant to which PubCo will grant the Company Holders the registration rights set forth herein with respect to their Registrable Securities.

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NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

The following capitalized terms used in this Agreement have the following meanings:

“Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Board, after consultation with counsel to PubCo, (a) would be required to be made in any Registration Statement or Prospectus in order for such Registration Statement or Prospectus not to contain a Misstatement, (b) would not be required to be made at such time if the Registration Statement were not being filed or used, and (c) PubCo has a bona fide business purpose for not making such information public.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly Controls, is Controlled by or is under common Control with such Person; provided that no Holder shall be deemed an Affiliate of PubCo or any of its Subsidiaries solely by reason of such Holder’s ownership of Registrable Securities.

“Agreement” has the meaning set forth in the Preamble.

“Block Trade” means an offering and/or sale of Registrable Securities by one or more Holders on a block trade or underwritten basis, whether on a firm commitment or otherwise, without substantial marketing efforts prior to pricing, including a same-day trade, overnight trade or similar transaction.

“Board” means the board of directors of PubCo.

“Business Combination Agreement” has the meaning set forth in the Recitals.

“Business Day” has the meaning assigned to such term in the Business Combination Agreement.

“Closing” has the meaning assigned to such term in the Business Combination Agreement.

“Closing Date” has the meaning assigned to such term in the Business Combination Agreement.

“Commission” means the United States Securities and Exchange Commission or any successor federal agency then administering the Securities Act or the Exchange Act.

“Company Holder” or “Company Holders” has the meaning set forth in the Preamble.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract or otherwise. The terms “Controlled,” “Controlling” and “under common Control with” have correlative meanings.

“Demand Registration” has the meaning set forth in Section 2.2.1.

“Demand Takedown” has the meaning set forth in Section 2.1.6(a).

“Demanding Holder” has the meaning set forth in Section 2.2.1.

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“Domestication” has the meaning set forth in the Recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Form S-1” means a registration statement on Form S-1 under the Securities Act or any successor form thereto.

“Form S-3” means a registration statement on Form S-3 under the Securities Act or any similar short-form registration statement that may be available to PubCo at the applicable time.

“Founder Shares” means the shares of PubCo Common Stock issued upon the conversion of the Parent Class B Ordinary Shares in connection with the Domestication.

“Governmental Authority” means any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, commission, department, board, bureau, instrumentality, court, tribunal, arbitrator or self-regulatory organization, including Nasdaq and the Commission.

“Holder” or “Holders” has the meaning set forth in the Preamble; provided that a Person shall cease to be a Holder at such time as such Person no longer holds any Registrable Securities.

“Law” means any statute, law, ordinance, rule, regulation, directive, code, order, judgment, injunction, decree, writ, determination or other requirement of any Governmental Authority.

“Lock-Up Agreement” means any lock-up agreement entered into in connection with the Transactions, including each lock-up agreement entered into substantially in the form attached as Exhibit F to the Business Combination Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Maximum Number of Securities” has the meaning set forth in Section 2.2.4.

“Merger” means the merger of Merger Sub with and into the Company pursuant to the Business Combination Agreement, with the Company surviving such merger as a wholly owned Subsidiary of PubCo.

“Merger Effective Time” has the meaning assigned to such term in the Business Combination Agreement.

“Merger Shares” means the shares of PubCo Common Stock issued to the Company Holders pursuant to the Business Combination Agreement.

“Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

“Nasdaq” means The Nasdaq Stock Market LLC.

“Parent” means Westin Acquisition Corp., a Cayman Islands exempted company, prior to the Domestication.

“Parent Class A Ordinary Shares” means, prior to the Domestication, the Class A ordinary shares, par value $0.0001 per share, of Parent.

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“Parent Class B Ordinary Shares” means, prior to the Domestication, the Class B ordinary shares, par value $0.0001 per share, of Parent.

“Parent Rights” means, prior to the Domestication, the rights of Parent, each entitling the holder thereof to receive one-sixth (1/6) of one Parent Class A Ordinary Share.

“Person” means any individual, corporation, company, partnership, limited liability company, association, trust, joint venture, unincorporated organization, Governmental Authority or other entity of any kind.

“Piggyback Registration” has the meaning set forth in Section 2.3.1.

“Prior Registration Rights Agreement” has the meaning set forth in the Recitals.

“Private Placement Shares” means (a) the shares of PubCo Common Stock issued upon the conversion in connection with the Domestication of the Parent Class A Ordinary Shares originally included in the private placement units issued by Parent in connection with its initial public offering, (b) the shares of PubCo Common Stock issued or issuable in respect of the Parent Rights originally included in such private placement units, and (c) any other shares of PubCo Common Stock issued or issuable upon the exercise, conversion or exchange of securities originally issued as part of such private placement units.

“Prospectus” means the prospectus included in any Registration Statement, including any preliminary prospectus, free writing prospectus or prospectus supplement relating to the offering of Registrable Securities, and all amendments and supplements thereto and all material incorporated by reference or deemed incorporated by reference therein.

“PubCo” has the meaning set forth in the Preamble and includes any successor thereto.

“PubCo Common Stock” means the common stock, par value $0.0001 per share, of PubCo.

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and the applicable rules and regulations thereunder, and such registration statement becoming effective.

“Registrable Securities” means (a) any Founder Shares held by a SPAC Holder immediately following the Closing, (b) any Private Placement Shares held by a SPAC Holder immediately following the Closing, (c) any Working Capital Loan Shares held by a SPAC Holder immediately following the Closing, (d) any Merger Shares held by a Company Holder immediately following the Closing and (e) any other equity securities of PubCo or any successor entity issued or issuable with respect to any security described in clauses (a) through (d) by way of stock dividend, stock split, subdivision, combination, recapitalization, merger, consolidation, reorganization or similar transaction; provided, however, that, as to any particular Registrable Security, such security shall cease to be a Registrable Security upon the earliest to occur of: (i) a Registration Statement covering the sale or other disposition of such security having become effective under the Securities Act and such security having been sold, transferred or otherwise disposed of pursuant to such Registration Statement; (ii) such security having been sold pursuant to Rule 144; (iii) such security having been otherwise transferred and a new certificate or book-entry position not bearing a legend restricting further transfer having been delivered or established by PubCo, and subsequent public distribution of such security not requiring registration under the Securities Act; (iv) such security having ceased to be outstanding; or (v) such security becoming eligible for sale by the applicable Holder pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement that PubCo comply with the current public information requirements under Rule 144(c)(1).

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“Registration Statement” means any registration statement filed by PubCo with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering or resale of equity securities, or securities exercisable or exchangeable for, or convertible into, equity securities, including the Prospectus, amendments and supplements thereto, all exhibits thereto and all material incorporated by reference or deemed incorporated by reference therein; provided that a Registration Statement shall not include a registration statement on Form S-4 or Form S-8, or any successor form thereto, or a registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity.

“Resale Shelf Registration Statement” has the meaning set forth in Section 2.1.1.

“Rule 144” means Rule 144 promulgated under the Securities Act, or any successor rule thereto, as amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shelf Registration” means a registration of securities pursuant to a Registration Statement filed with the Commission in accordance with Rule 415 under the Securities Act.

“SPAC Holder” or “SPAC Holders” has the meaning set forth in the Preamble.

“Sponsor” means Westin Investment Co. Ltd., a Cayman Islands exempted company.

“Subsidiary” means, with respect to any Person, any other Person of which a majority of the outstanding voting securities or other voting equity interests are owned or Controlled, directly or indirectly, by such first Person, or with respect to which such first Person or any of its Subsidiaries is a general partner or managing member.

“Transactions” has the meaning assigned to such term in the Business Combination Agreement.

“Underwriter” means a securities dealer that purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Underwritten Demand Registration” means an underwritten public offering of Registrable Securities pursuant to a Demand Registration, as amended or supplemented.

“Underwritten Takedown” means an underwritten public offering of Registrable Securities pursuant to a Resale Shelf Registration Statement, as amended or supplemented.

“Working Capital Loan Shares” means the shares of PubCo Common Stock issued or issuable upon the conversion, exchange or exercise of any units, rights or other securities issued upon conversion of any working capital loan made to Parent by the Sponsor, any Affiliate of the Sponsor or any officer or director of Parent prior to the Closing.

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ARTICLE II

REGISTRATION RIGHTS

2.1 Resale Shelf Registration Rights.

2.1.1 Registration Statement Covering Resale of Registrable Securities.

Within thirty (30) calendar days following the Closing Date, PubCo shall prepare and file, or cause to be prepared and filed, with the Commission a Registration Statement for a Shelf Registration on Form S-1 or, if PubCo is then eligible to use Form S-3, on Form S-3 (the “Resale Shelf Registration Statement”), in each case for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act registering the resale from time to time by the Holders of all Registrable Securities. PubCo shall use commercially reasonable efforts to cause the Resale Shelf Registration Statement to be declared effective as promptly as practicable after filing and, once effective, to keep the Resale Shelf Registration Statement continuously effective and available for use until the date on which there are no longer any Registrable Securities outstanding. If PubCo files the Resale Shelf Registration Statement on Form S-1, PubCo shall use commercially reasonable efforts to convert it to Form S-3 as soon as practicable after PubCo becomes eligible to use Form S-3. PubCo’s obligations under this Section 2.1.1 shall be subject to Section 3.2.

2.1.2 Notification and Distribution of Materials.

PubCo shall notify the Holders in writing of the effectiveness of the Resale Shelf Registration Statement and shall furnish to each Holder, without charge, such number of copies of the Resale Shelf Registration Statement, the Prospectus contained therein and such other documents as such Holder may reasonably request to facilitate the disposition of its Registrable Securities in the manner described therein.

2.1.3 Amendments; Subsequent Shelf.

PubCo shall promptly prepare and file such amendments and supplements to the Resale Shelf Registration Statement and Prospectus as may be necessary to keep the Resale Shelf Registration Statement effective and in compliance with the Securities Act. If the Resale Shelf Registration Statement ceases to be effective while Registrable Securities remain outstanding, PubCo shall use commercially reasonable efforts to cause it to become effective again or to file an additional shelf registration statement covering all then-outstanding Registrable Securities. Any such additional shelf registration statement shall be on Form S-3 to the extent PubCo is then eligible to use such form.

2.1.4 Rule 415 Cutback.

If the Commission informs PubCo that all Registrable Securities cannot be registered for resale as a secondary offering on a single Registration Statement, PubCo shall use commercially reasonable efforts to advocate with the Commission for registration of all Registrable Securities and, if nevertheless required, shall amend the Resale Shelf Registration Statement or file one or more additional Registration Statements covering the maximum number of Registrable Securities permitted by the Commission. Any reduction shall be allocated among the Holders on a pro rata basis based on the number of Registrable Securities requested to be included, unless otherwise required by the Commission. PubCo shall use commercially reasonable efforts to register any omitted Registrable Securities as promptly as permitted by the Commission.

2.1.5 Notice of Certain Events.

PubCo shall promptly notify the Holders in writing of (a) the filing and effectiveness of the Resale Shelf Registration Statement and any amendment thereto, (b) any request by the Commission for an amendment, supplement or additional information, (c) the issuance of any stop order or suspension of effectiveness and (d) the occurrence of any event requiring the amendment or supplementation of the Prospectus so that it will not contain a Misstatement.

2.1.6 Underwritten Takedowns and Block Trades.

(a)	Subject to the limitations in this Section 2.1.6, one or more Holders holding Registrable Securities with an estimated aggregate market value of at least $[●] may request that PubCo effect an Underwritten Takedown of all or a portion of their Registrable Securities (a “Demand Takedown”). PubCo shall promptly notify the other Holders and shall use commercially reasonable efforts to include in such Underwritten Takedown the Registrable Securities requested by such other Holders within five (5) Business Days after receipt of such notice, subject to customary underwriter cutbacks.
(b)	PubCo shall not be required to effect more than three (3) Underwritten Takedowns and Underwritten Demand Registrations, in the aggregate, during any twelve (12)-month period under this Agreement.
(c)	A Holder may request a Block Trade with an estimated aggregate offering price of at least $[●]. PubCo shall use commercially reasonable efforts to facilitate such Block Trade as expeditiously as practicable; provided that the requesting Holder shall use commercially reasonable efforts to work with PubCo and the underwriters before making any public disclosure of the Block Trade. No notice to other Holders shall be required for a Block Trade unless the requesting Holder elects to provide such notice.
(d)	The requesting Holder or Holders shall have the right to select the managing Underwriter or Underwriters for an Underwritten Takedown or Block Trade, subject to PubCo’s prior approval, which shall not be unreasonably withheld, conditioned or delayed.

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2.2 Demand Registration Rights.

2.2.1 Request for Registration.

At any time when there is no effective and usable Resale Shelf Registration Statement available for the resale of all Registrable Securities, (a) SPAC Holders holding at least [●]% of the Registrable Securities then held by all SPAC Holders or (b) Company Holders holding at least [●]% of the Registrable Securities then held by all Company Holders may make a written demand that PubCo register all or part of their Registrable Securities under the Securities Act (a “Demand Registration”). Each Holder initiating a Demand Registration is a “Demanding Holder.” A Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method of disposition. PubCo shall, within five (5) Business Days after receipt of such demand, notify all other Holders, each of whom may request inclusion of its Registrable Securities by written notice delivered within five (5) Business Days after receipt of PubCo’s notice.

2.2.2 Effective Registration.

A registration shall not count as a Demand Registration until the applicable Registration Statement has been declared effective and PubCo has complied in all material respects with its obligations hereunder; provided that a registration shall not count if the offering is prevented by a stop order or injunction that is not promptly removed, unless the Demanding Holders elect to proceed after such stop order or injunction is removed.

2.2.3 Underwritten Offering.

If the Demanding Holders so elect, the offering pursuant to a Demand Registration shall be an Underwritten Demand Registration. Each participating Holder shall enter into a customary underwriting agreement and provide such representations, warranties and indemnities as are customary for selling stockholders; provided that no Holder shall be required to make representations or warranties concerning PubCo or its business.

2.2.4 Reduction of Underwritten Offering.

If the managing Underwriter advises that the number or dollar amount of securities requested to be included exceeds the largest number or dollar amount that can be sold without adversely affecting the offering (the “Maximum Number of Securities”), PubCo shall include: (a) first, the Registrable Securities requested by the Demanding Holders and other participating Holders, pro rata based on the number requested to be included; (b) second, securities PubCo proposes to sell for its own account; and (c) third, other securities requested to be included pursuant to contractual registration rights.

2.2.5 Withdrawal.

The Demanding Holders may withdraw a Demand Registration at any time prior to effectiveness by written notice to PubCo. A withdrawn Demand Registration shall not count against any limitation on Demand Registrations if the withdrawing Holders reimburse PubCo for all reasonable out-of-pocket expenses incurred in connection therewith, unless the withdrawal results from material adverse information concerning PubCo that became known after the demand was made.

2.2.6 Limitations.

PubCo shall not be obligated to effect more than three (3) Underwritten Takedowns and Underwritten Demand Registrations, in the aggregate, during any twelve (12)-month period under this Agreement, or any Demand Registration with an estimated aggregate offering price of less than $[●]. PubCo may defer a Demand Registration for up to sixty (60) consecutive days if the Board determines in good faith that the filing or use of the Registration Statement would require Adverse Disclosure; provided that PubCo may not exercise such deferral right more than twice in any twelve (12)-month period or for more than ninety (90) total days in any twelve (12)-month period.

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2.3 Piggyback Registration Rights.

2.3.1 Piggyback Rights.

If PubCo proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities for its own account or for the account of stockholders, other than a registration statement on Form S-4 or Form S-8, a shelf registration pursuant to Section 2.1, a Block Trade or an offering solely pursuant to a dividend reinvestment plan, PubCo shall give written notice to the Holders at least ten (10) days before the anticipated filing date and offer each Holder the opportunity to include such number of Registrable Securities as it requests in writing within five (5) days after receipt of such notice (a “Piggyback Registration”). PubCo shall use commercially reasonable efforts to cause such Registrable Securities to be included on the same terms as the securities otherwise included in the offering.

2.3.2 Reduction of Offering.

If the managing Underwriter advises that the number or dollar amount of securities requested to be included in a Piggyback Registration exceeds the Maximum Number of Securities, the securities shall be included in the following order: (a) if the offering is for PubCo’s account, first, securities offered by PubCo; second, Registrable Securities requested by the Holders, pro rata based on the number requested to be included; and third, securities requested by other stockholders; or (b) if the offering is for the account of other stockholders, first, securities of the initiating stockholders; second, Registrable Securities requested by the Holders, pro rata based on the number requested to be included; third, securities offered by PubCo; and fourth, securities requested by other stockholders.

2.3.3 Withdrawal and Termination.

Any Holder may withdraw its Registrable Securities from a Piggyback Registration at any time before execution of the underwriting agreement or, if no underwriting agreement is entered into, before effectiveness. PubCo may withdraw or abandon any registration initiated by it without liability to any Holder, subject to payment of Registration Expenses as provided herein.

2.4 Lock-Up Restrictions.

Notwithstanding anything to the contrary herein, no Registration or offering pursuant to this Agreement shall relieve any Holder from, or otherwise modify, any restriction on transfer applicable to such Holder under any Lock-Up Agreement. PubCo may include Registrable Securities subject to a Lock-Up Agreement in a Registration Statement before the applicable lock-up expires, provided that no sale may be made in violation of such Lock-Up Agreement.

ARTICLE III

REGISTRATION PROCEDURES

3.1 Registration Procedures.

Whenever PubCo is required to effect the Registration of any Registrable Securities pursuant to this Agreement, PubCo shall use commercially reasonable efforts to effect the Registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof as expeditiously as reasonably practicable and, in connection therewith, PubCo shall:

3.1.1	prepare and file with the Commission the applicable Registration Statement and use commercially reasonable efforts to cause it to become effective and remain effective for the period required by this Agreement;
3.1.2	before filing a Registration Statement or Prospectus or any amendment or supplement thereto, furnish to the participating Holders and their counsel copies of the documents proposed to be filed sufficiently in advance to permit a reasonable review and consider in good faith any reasonable comments;
3.1.3	prepare and file such amendments and supplements as may be necessary to keep the Registration Statement effective and the Prospectus current and in compliance with the Securities Act;

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3.1.4	notify participating Holders promptly of effectiveness, stop orders, Commission requests, the occurrence of a Misstatement and any suspension of the use of a Prospectus;
3.1.5	register or qualify the Registrable Securities under such state securities or blue sky laws as the participating Holders reasonably request, except that PubCo shall not be required to qualify generally to do business, subject itself to taxation or consent to general service of process in any jurisdiction where it is not otherwise so subject;
3.1.6	enter into customary underwriting, placement agency, sales or other agreements and take such other actions as are reasonably required to expedite or facilitate the disposition of Registrable Securities;
3.1.7	make available for inspection, subject to customary confidentiality arrangements, such financial and other records and information as are reasonably necessary to permit customary due diligence by participating Holders, Underwriters and their counsel and accountants;
3.1.8	obtain customary legal opinions and negative assurance letters from counsel to PubCo and customary comfort letters from PubCo’s independent registered public accounting firm in connection with an underwritten offering, in each case only to the extent customarily delivered in an offering of the applicable type;
3.1.9	cause senior executives of PubCo to participate in customary marketing efforts and road shows for any underwritten offering, to the extent reasonably requested by the managing Underwriter;
3.1.10	cause all Registrable Securities included in a Registration Statement to be listed on each securities exchange on which the PubCo Common Stock is then listed;
3.1.11	provide a transfer agent and registrar for the Registrable Securities no later than the effective date of the applicable Registration Statement;
3.1.12	cooperate with the Holders and the managing Underwriter to facilitate the timely preparation and delivery of book-entry positions or certificates not bearing restrictive legends, subject to applicable Law;
3.1.13	otherwise comply with all applicable rules and regulations of the Commission and make generally available to securityholders an earnings statement satisfying Section 11(a) of the Securities Act and Rule 158 thereunder; and
3.1.14	in connection with an underwritten offering, agree not to effect any public sale or distribution of PubCo Common Stock for such period, not to exceed ninety (90) days, as may be reasonably requested by the managing Underwriter, subject to customary exceptions.

3.2 Suspension of Sales; Adverse Disclosure.

Upon receipt of written notice from PubCo that a Registration Statement or Prospectus contains a Misstatement or that the use of such Registration Statement or Prospectus would require Adverse Disclosure, each Holder shall immediately discontinue the disposition of Registrable Securities pursuant thereto until PubCo advises that use may be resumed and, if directed by PubCo, shall return or destroy all non-permanent file copies of the affected Prospectus. PubCo may suspend use of a Registration Statement for a period not to exceed sixty (60) consecutive days or ninety (90) total days in any twelve (12)-month period; provided that PubCo shall promptly amend or supplement the Registration Statement or Prospectus as necessary to permit the resumption of sales.

3.3 Registration Expenses.

All fees and expenses incident to PubCo’s performance of or compliance with this Agreement (the “Registration Expenses”) shall be borne by PubCo, whether or not any Registration Statement becomes effective, including registration and filing fees, printing expenses, fees and expenses of compliance with securities or blue sky laws, FINRA fees, listing fees, fees and disbursements of counsel for PubCo, fees and expenses of PubCo’s independent registered public accounting firm, transfer agent and registrar fees and the reasonable fees and expenses of one counsel selected by the participating Holders holding a majority of the Registrable Securities included in the applicable offering, not to exceed $[●] for any offering. Underwriting discounts, selling commissions, transfer taxes and similar selling expenses attributable to the sale of a Holder’s Registrable Securities shall be borne by such Holder.

3.4 Holder Information.

Each Holder shall furnish to PubCo such information regarding itself, the Registrable Securities held by it and the intended method of disposition as PubCo may reasonably request and as is required to effect the Registration. PubCo may exclude a Holder’s Registrable Securities from a Registration Statement if such Holder fails to provide requested information after receiving at least five (5) Business Days’ written notice, until such information is provided.

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3.5 Participation in Underwritten Offerings.

No Holder may participate in an underwritten offering unless such Holder agrees to sell its Registrable Securities on the basis provided in the underwriting arrangements approved in accordance with this Agreement and completes and executes all customary questionnaires, powers of attorney, custody agreements, underwriting agreements and other documents reasonably required; provided that no Holder shall be required to agree to any indemnification or contribution obligation in excess of the net proceeds received by such Holder from the offering.

3.6 Rule 144 Cooperation.

PubCo shall cooperate with any Holder and the transfer agent to facilitate the removal of restrictive legends from Registrable Securities sold pursuant to an effective Registration Statement or Rule 144, including by causing counsel to PubCo to deliver customary legal opinions, provided that the applicable Holder supplies customary representations and supporting documentation reasonably requested by PubCo or its counsel.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification by PubCo.

PubCo shall indemnify and hold harmless each Holder, its officers, directors, managers, members, partners, stockholders and Affiliates, each Underwriter and each Person who Controls any such Person, against any losses, claims, damages, liabilities and reasonable out-of-pocket expenses arising out of or based upon any Misstatement contained in any Registration Statement or Prospectus, or any violation by PubCo of the Securities Act, the Exchange Act or applicable state securities Laws in connection with the Registration; except to the extent that such loss arises from information furnished in writing by such Holder expressly for use in the Registration Statement or Prospectus or from such Holder’s use of an outdated or defective Prospectus after PubCo timely notified such Holder not to use it.

4.2 Indemnification by Holders.

Each selling Holder shall, severally and not jointly, indemnify and hold harmless PubCo, its directors and officers, each other selling Holder, each Underwriter and each Person who Controls any of the foregoing, against losses, claims, damages, liabilities and reasonable out-of-pocket expenses arising out of or based upon any Misstatement contained in any Registration Statement or Prospectus, but only to the extent that such Misstatement was made in reliance upon and in conformity with information furnished in writing by such Holder expressly for use therein. The liability of a Holder under this Section 4.2 shall not exceed the net proceeds received by such Holder from the sale of Registrable Securities giving rise to the claim, except in the case of fraud or willful misconduct.

4.3 Conduct of Indemnification Proceedings.

An indemnified party shall promptly notify the indemnifying party in writing of any claim, but failure to give prompt notice shall not relieve the indemnifying party except to the extent materially prejudiced. The indemnifying party may assume the defense with counsel reasonably satisfactory to the indemnified party. The indemnified party may participate at its own expense, except that the indemnifying party shall pay the reasonable fees of one separate counsel if there is an actual conflict of interest. No settlement may be entered into without the indemnified party’s consent unless it includes an unconditional release and imposes no admission, injunctive relief or non-monetary obligation on the indemnified party.

4.4 Contribution.

If indemnification is unavailable or insufficient, each indemnifying party shall contribute to the amount paid or payable in such proportion as is appropriate to reflect the relative fault of PubCo and the applicable Holder, as well as any other relevant equitable considerations. No Holder shall be required to contribute an amount exceeding the net proceeds received by it from the sale giving rise to the claim, except in the case of fraud or willful misconduct. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from a Person not guilty of such fraudulent misrepresentation.

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4.5 Survival.

The obligations of the parties under this Article IV shall survive the transfer of Registrable Securities, the termination of this Agreement and the completion of any offering.

ARTICLE V

RULE 144

5.1 Rule 144 Reporting.

With a view to making available to the Holders the benefits of Rule 144, PubCo shall use commercially reasonable efforts to (a) make and keep public information available as required by Rule 144, (b) file with the Commission in a timely manner all reports and other documents required of PubCo under the Securities Act and Exchange Act and (c) furnish to any Holder, upon reasonable request, a written statement as to PubCo’s compliance with the reporting requirements of Rule 144 and such other information as may reasonably be requested to permit the Holder to sell Registrable Securities without registration.

ARTICLE VI

MISCELLANEOUS

6.1 Effectiveness; Amendment and Restatement.

This Agreement shall become effective upon the Closing. Upon such effectiveness, the Prior Registration Rights Agreement shall be amended and restated in its entirety and shall thereafter be of no further force or effect, and the rights and obligations of the parties thereto with respect to registration rights shall be governed exclusively by this Agreement. If the Business Combination Agreement is terminated before the Closing, this Agreement shall be void ab initio and the Prior Registration Rights Agreement shall remain in full force and effect.

6.2 Other Registration Rights.

PubCo represents and warrants that, as of the date hereof, no Person other than a Holder has any right to require PubCo to register any securities of PubCo for sale or to include any securities of PubCo in any Registration Statement filed by PubCo, other than pursuant to agreements disclosed in the Registration Statement. From and after the Closing, PubCo shall not enter into any agreement that is inconsistent with, or that would materially impair, the rights granted to the Holders under this Agreement. PubCo may grant additional registration rights that are pari passu with the rights granted hereunder, provided that such rights do not adversely affect any Holder or reduce the number of Registrable Securities that may be included in any Registration or offering pursuant to this Agreement.

6.3 Assignment; Joinder.

A Holder may assign its rights under this Agreement in connection with a transfer of Registrable Securities to a permitted transferee; provided that such transferee, if not already a party, executes and delivers to PubCo a joinder to this Agreement in form and substance reasonably satisfactory to PubCo. Upon delivery of such joinder, the transferee shall be deemed a Holder for all purposes of this Agreement. PubCo may not assign its obligations without the prior written consent of Holders holding a majority of the then-outstanding Registrable Securities, except to a successor in a merger, consolidation or sale of substantially all of its assets that expressly assumes such obligations.

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6.4 Notices.

All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally, sent by nationally recognized overnight courier, or transmitted by email (with confirmation of transmission), in each case to the addresses set forth below or to such other address as a party may designate by notice:

(a)	if to PubCo, to:

Wellgevity 360, Inc.

[Address]

Attention: Kok Peng Na, Chief Executive Officer

Email: kokpeng@ski.sg

with a copy (which shall not constitute notice) to:

Sichenzia Ross Ference Carmel LLP

1185 Avenue of the Americas, 26th Floor

New York, New York 10036

Attention: Arthur S. Marcus, Esq.

Email: amarcus@srfc.law

(b)	if to the Sponsor or a SPAC Holder, to the address set forth on Schedule I;

with a copy (which shall not constitute notice) to:

Celine & Partners PLLC

1345 Avenue of the Americas, 2nd Floor

New York, NY 10105

Attention: Hui Chen, Esq.

Email: hui.chen@alum.cardozo.yu.edu

(c)	if to a Company Holder, to the address set forth on Schedule II.

6.5 Entire Agreement.

This Agreement, the Business Combination Agreement, the Lock-Up Agreements and the other agreements expressly referenced herein constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings relating thereto, including, upon the effectiveness of this Agreement, the Prior Registration Rights Agreement.

6.6 Amendments and Waivers.

No amendment, modification or waiver of this Agreement shall be effective unless in writing and signed by PubCo and Holders holding a majority of the then-outstanding Registrable Securities; provided that any amendment, modification or waiver that disproportionately and adversely affects the rights of one category of Holders, as compared with another category of Holders, shall also require the written consent of Holders holding a majority of the Registrable Securities held by the adversely affected category. No waiver shall constitute a waiver of any subsequent breach or default.

6.7 Termination.

This Agreement shall terminate with respect to a Holder when such Holder no longer holds any Registrable Securities. This Agreement shall terminate in its entirety on the date on which no Registrable Securities remain outstanding; provided that Article IV, this Article VI and any accrued rights or obligations shall survive such termination.

6.8 No Third-Party Beneficiaries.

Except for the indemnified parties under Article IV, this Agreement is for the sole benefit of the parties and their permitted successors and assigns and is not intended to confer any rights or remedies upon any other Person.

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6.9 Severability.

If any provision of this Agreement is held invalid, illegal or unenforceable, the remaining provisions shall remain in full force and effect, and the parties shall negotiate in good faith a valid provision that most closely reflects the original intent.

6.10 Remedies.

Each party acknowledges that monetary damages may be an inadequate remedy for a breach of this Agreement and that the other parties shall be entitled to specific performance, injunctive relief and other equitable remedies without the necessity of posting a bond, in addition to any other remedies available at law or in equity.

6.11 Governing Law; Jurisdiction.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to choice-of-law principles that would require the application of another jurisdiction’s laws. Each party irrevocably submits to the exclusive jurisdiction of the state and federal courts located in New York County, New York, and waives any objection based on venue or forum non conveniens.

6.12 Waiver of Jury Trial.

EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.13 Counterparts; Electronic Signatures.

This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Signatures delivered by electronic transmission, including PDF and electronic signature platforms, shall be effective as originals.

6.14 Headings; Construction.

Headings are for convenience only and shall not affect interpretation. Unless the context otherwise requires, words in the singular include the plural and vice versa, “including” means “including without limitation,” references to Articles, Sections, Exhibits and Schedules are to this Agreement, and references to laws include amendments and successor provisions.

6.15 Further Assurances.

Each party shall execute and deliver such additional documents and take such further actions as may be reasonably necessary to carry out the provisions and purposes of this Agreement.

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IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Rights Agreement as of the date first written above.

PUBCO:

WELLGEVITY 360, INC.

By:
Name:
Title:

SPONSOR:

WESTIN INVESTMENT CO. LTD.

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

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OTHER SPAC HOLDERS:

[NAME OF SPAC HOLDER]

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

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COMPANY HOLDERS:

[NAME OF COMPANY HOLDER]

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

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SPAC HOLDERS (INCLUDING THE SPONSOR)

SCHEDULE I

SPAC HOLDERS

Name	Address / Email	Type of Registrable Securities	Number of Registrable Securities

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SCHEDULE II

COMPANY HOLDERS

Name	Address / Email	Type of Registrable Securities	Number of Registrable Securities

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